SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 8, 2001


                             MEDICAL DYNAMICS, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-8632

          Colorado                                                84-0631765
 -----------------------------                                  ------------
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                           Identification Number)


                             c/o PracticeWorks, Inc.
                          1765 The Exchange, Suite 200
                             Atlanta, Georgia 30339
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (770) 850-5006
               ---------------------------------------------------
               Registrant's telephone number, including area code:


            400 Inverness Drive South, Suite 200, Englewood, CO 80112
                  --------------------------------------------
                  former name or former address, if applicable

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Item 1. Changes in Control of Registrant

     Medical Dynamics, Inc. (OTC Bulletin Board-MEDY), a nationwide provider of dental practice management software and integrated technology solutions, today announced that on August 8, 2001 it was acquired by Practice Works, Inc. (American Stock Exchange-PRW), formerly a wholly owned subsidiary of InfoCure Corporation (Nasdaq National Market-VWKS). Approval for the merger was obtained by sufficient vote of the shareholders of Medical Dynamics at the Special Meeting of Shareholders held August 7, 2001.

     The change of control was completed pursuant to an Amended and Restated Agreement and Plan of Merger and Reorganization, as amended, by and among PracticeWorks, CADI Acquisition Corporation, a wholly owned subsidiary of PracticeWorks, and Medical Dynamics ("Amended and Restated Merger Agreement"). According to the Amended and Restated Merger Agreement, Medical Dynamics merged with and into CADI Acquisition Corporation, which survived the merger as a wholly owned subsidiary of PracticeWorks.

     As a result of the merger, each share of Medical Dynamics was exchanged for
0.06873 shares of InfoCure common stock, 0.017183 shares of PracticeWorks common stock and 0.07558 shares of PracticeWorks Series B convertible preferred stock. Following the completion of the reorganization, all of the directors and officers of Medical Dynamics resigned and were replaced by directors and officers designated by PracticeWorks. Medical Dynamics has filed a Form 15 with the Securities and Exchange Commission to terminate the registration of its common stock under Section 12(g) of the Securities and Exchange Act of 1934.

Item 7.  Financial Statements and Exhibits

     a.   Not applicable.

     b.   Not applicable.

     c.   Exhibits

     1. Amended and Restated Agreement and Plan of Merger and Reorganization by and between Medical Dynamics, Inc., CADI Acquisition Corporation., and InfoCure Corporation dated as of October 10, 2000, as amended, incorporated by reference from current reports on Form 8-K filed by Medical Dynamics, Inc. reporting events of October 10, 2000, October 30, 2000, December 19, 2000, March 5, 2001, April 16, 2001, and May
          30, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MEDICAL DYNAMICS, INC.

August 8, 2001                       By:  /s/  Al Cochran
                                          --------------------------------
                                               Al Cochran, Senior Vice President